EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Timberline Resources Reports Additional Broad Zones of High-Grade Gold at Butte Highlands

Coeur d’Alene, Idaho – September 1, 2011 – Timberline Resources Corporation (NYSE Amex: TLR; TSX-V: TBR) (“Timberline” or the “Company”) today announced additional results from the 50,000-foot underground drill program at its Butte Highlands Joint Venture gold property in southwest Montana.

The drill program at Butte Highlands was designed for detailed delineation of gold mineralization and for production planning purposes. Timberline has a 50-percent carried-to-production ownership interest in the project, which is currently in the development/permitting stage and is scheduled to commence gold production in early 2012.

Drilling continues to hit broad intercepts of high-grade gold.  Twenty-five distinct intervals grading more than 0.10 ounce per ton (opt) (3.4 grams per tonne (g/t/)) gold, including four intervals grading more than 1.0 opt (34.3 g/t) gold were identified within the ten holes reported today.  Highlights include:

•

Hole # BHUG11-041: 32.1 feet (9.8 metres)   grading 0.21 opt   (7.2 g/t) gold;

•

Hole # BHUG11-042: 26.9 feet (8.2 metres)   grading 0.32 opt (11.0 g/t) gold;

•

Hole # BHUG11-043: 12.8 feet (3.9 metres)   grading 0.20 opt   (6.9 g/t) gold;

•

Hole # BHUG11-044: 28.8 feet (8.8 metres)   grading 0.21 opt   (7.2 g/t) gold;

•

Hole # BHUG11-047: 24.7 feet  (7.5 metres)  grading 0.23 opt   (7.9 g/t) gold;

•

Hole # BHUG11-048: 37.4 feet (11.4 metres) grading 0.23 opt   (7.9 g/t) gold, including

o

2.8 feet (0.8 metres) grading 2.31 opt (79.1 g/t) gold;

•

Hole # BHUG11-050: 32.6 feet (9.9 metres)   grading 0.30 opt (10.3 g/t) gold, including

o

4.6 feet (1.4 metres) grading 1.06 opt (36.3 g/t) gold;

•

Hole # BHUG11-050: 15.0 feet (4.6 metres)   grading 0.84 opt (28.8 g/t) gold, including

o

1.7 feet (0.5 metres) grading 1.47 opt (50.3 g/t) gold, and

o

3.8 feet (1.2 metres) grading 2.46 opt (84.3 g/t) gold.

Paul Dircksen, Timberline’s President and CEO, commented, “We continue to be pleased with the continuity of gold grades in the mineralized blocks throughout the main zone.  Our underground definition core drilling program continues to drive the advancement of our geologic and mining models toward the bulk sample planned for this fall and the anticipated ramp-up of gold production early next year.  As this project was conceived with gold prices at a fraction of recent levels, we are increasingly confident in the economic robustness of our planned operation at Butte Highlands.”

The following table summarizes all drill intervals greater than 0.1 opt (3.4 g/t) gold reported today:

Drill Hole	From (feet)	Length (feet)	Gold (opt)*	From (metres)	Length (metres)	Gold (g/t)*
BHUG11-041	191.4	32.1	0.21	58.3	9.8	7.3
including	207.3	12.7	0.35	63.2	3.9	11.8
BHUG11-041	489.5	7.8	0.12	149.2	2.4	4.0
BHUG11-042	253.2	26.9	0.32	77.2	8.2	11.1
including	257.0	4.2	0.49	78.3	1.3	16.8
including	269.9	2.6	0.59	82.3	0.8	20.1
including	276.3	3.8	0.40	84.2	1.2	13.7
BHUG11-042	603.6	4.4	0.18	184.0	1.3	6.3
BHUG11-043	231.2	1.8	0.19	70.5	0.5	6.4
BHUG11-043	283.0	12.8	0.20	86.3	3.9	6.9
including	291.5	4.3	0.44	88.8	1.3	14.9
BHUG11-043	599.6	6.5	0.10	182.8	2.0	3.3
BHUG11-043	629.7	6.3	0.23	191.9	1.9	7.7
BHUG11-044	213.7	28.8	0.21	65.1	8.8	7.1
including	216.0	4.2	0.33	65.8	1.3	11.1
including	229.8	10.2	0.27	70.0	3.1	9.4
BHUG11-045	264.0	3.1	0.11	80.5	0.9	3.9
BHUG11-045	274.8	5.5	0.12	83.8	1.7	4.2
including	274.8	1.5	0.22	83.8	0.5	7.5
BHUG11-045	300.3	5.7	0.21	91.5	1.7	7.2
BHUG11-045	404.0	4.2	0.23	123.1	1.3	7.9
including	404.0	1.7	0.53	123.1	0.5	18.3
BHUG11-047	371.1	24.7	0.23	113.1	7.5	7.7
BHUG11-047	411.6	2.7	0.17	125.5	0.8	5.8
including	279.5	1.5	0.38	85.2	0.5	12.9
BHUG11-048	344.0	13.3	0.11	104.9	4.1	3.6
including	344.0	2.3	0.32	104.9	0.7	11.0
BHUG11-048	366.8	8.0	0.14	111.8	2.4	4.7
including	372.3	2.5	0.24	113.5	0.8	8.3
BHUG11-048	407.0	37.4	0.23	124.1	11.4	7.8
including	439.5	2.8	2.31	134.0	0.9	79.1
BHUG11-050	289.7	3.3	0.13	88.3	1.0	4.3
BHUG11-050	303.5	11.8	0.21	92.5	3.6	7.0
including	303.5	3.9	0.56	92.5	1.2	19.3
BHUG11-050	351.6	32.6	0.30	107.2	9.9	10.3
including	358.6	5.0	0.68	109.3	1.5	23.2
including	379.6	4.6	1.06	115.7	1.4	36.3

2 | TIMBERLINE RESOURCES

Drill Hole	From (feet)	Length (feet)	Gold (opt)*	From (metres)	Length (metres)	Gold (g/t)*
BHUG11-050	439.4	15.0	0.84	133.9	4.6	28.8
including	444.7	1.7	1.47	135.5	0.5	50.2
including	450.6	3.8	2.46	137.3	1.2	84.2
BHUG11-050	833.5	5.7	0.16	254.1	1.7	5.6
including	833.5	1.9	0.30	254.1	0.6	10.3
BHUG11-051	276.2	3.4	0.18	84.2	1.0	6.3
BHUG11-051	506.3	1.2	0.34	154.3	0.4	11.5

* Troy ounces per ton (opt) and grams per tonne (g/t)

Note: The true widths of the intervals lengths are estimated to be approximately 75-percent of the reported interval length.

Holes BHUG11-040, 041, and 042 were drilled on the same azimuth at varying dips from Drill Station DS-4.  Hole BHUG11-040 passed through an historic stope (or mined out area) and thus returned no significant assays.   Holes BHUG11-041 and 042 intersected a mineralized zone approximately 65 feet and 145 feet, respectively, down dip from the stope.  Both holes correlate well with nearby drill holes, including previously-reported Hole BHUG11-039, which returned 14.7 feet (4.4 metres) grading 0.31 opt (10.5 g/t) gold, and others drilled in 1940.  More than 60,000 ounces of gold was produced at Butte Highlands in the 1940s from ore with an average grade of 0.60 opt.

Holes BHUG11-043, 044, and 045 were drilled on the same azimuth at varying dips from Drill Station DS-4.  Hole BHUG11-043 also encountered an historic stope, with Holes BHUG11-044 and 045 intersecting a mineralized zone approximately 85 feet and 185 feet, respectively, down dip from the stope.

Holes BHUG11-047, 048, 050, and 051 were all drilled from Drill Station DS-3, targeting in-fill areas between mineralized drill intercepts within the Old Mill and Only Chance blocks.  The results demonstrate excellent continuity within both blocks.

Holes BHUG11-043 and 050 also returned significantly mineralized intercepts at depth within areas not known to be mineralized, providing a new horizon for exploration at Butte Highlands.

About Timberline Resources

Timberline Resources Corporation is exploring and developing advanced-stage gold properties in the western United States.  The Company is primarily focused on the goldfields of Nevada, where it is advancing its flagship Lookout Mountain Project toward a production decision while exploring a pipeline of quality earlier-stage projects at its South Eureka Property and elsewhere.  Timberline also features a 50-percent carried-to-production interest at its Butte Highlands Joint Venture where gold production is slated to commence early in 2012.  Timberline management has a proven track record of discovering economic mineral deposits and developing them into profitable mines.  The Company also holds Timberline Drilling, a wholly-owned subsidiary that provides diamond drilling services and cash flow from underground and surface contract drilling operations.

Timberline is listed on the NYSE Amex where it trades under the symbol "TLR" and on the TSX Venture Exchange where it trades under the symbol "TBR".

3 | TIMBERLINE RESOURCES

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These statements include but are not limited to statements regarding the timing or results of the Company’s drill programs at Butte Highlands and South Eureka, the timing of assay results from such drilling programs being released, the district-scale potential of the South Eureka project, the expansion of the mineralization at the South Eureka project, the timing of a production decision at the South Eureka project, the Company’s 50/50 joint venture with Highland Mining LLC, the development and production of the Company’s Butte Highlands project and South Eureka project, the targeted production date for the Butte Highlands project, results of the Company’s drilling subsidiaries, possible growth of the Company and the Company’s expected operations. When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks related to the timing and completion of the drilling programs at Butte Highlands and South Eureka, risks and uncertainties related to mineral estimates, risks related to the inherently dangerous activity of mining, and other such factors, including risk factors discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2010.  Except as required by Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact Information:

Paul Dircksen, CEO

Phone: 208.664.4859

4 | TIMBERLINE RESOURCES